UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K
                                 CURRENT REPORT



   Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934


                         Date of Report: March 4, 1998
                       (Date of earliest event reported)




                               INTEL CORPORATION
            (Exact name of Registrant as specified in its charter)



           Delaware                     0-6217                94-1672743
           --------                     ------                ----------
(State or other jurisdiction of       (Commission          (I.R.S. Employer
incorporation or organization)        file number)         Identification No.)




2200 Mission College Boulevard, Santa Clara, California            95052-8119
-------------------------------------------------------            ----------
     (Address of principal executive offices)                      (Zip Code)



                               (408) 765-8080
                               --------------
            (Registrant's telephone number, including area code)

ITEM 5.    OTHER EVENTS

    5.1 Attached hereto as Exhibit 99.1 and incorporated by reference herein is an update to forward-looking statements relating to 1998 and the 1st Quarter of 1998, and certain matters related to the acquisition of Chips and Technologies, Inc., as presented in a press release of March 4, 1998.





ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
           AND EXHIBITS

    (c)    Exhibits

           99.1 Company press release dated March 4, 1998.

                                 SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              INTEL CORPORATION
                                              (Registrant)





Date:     March 4, 1998                 By:   /s/ Andy D. Bryant
                                              ------------------
                                              Andy D. Bryant
                                              Vice President, Chief Financial
                                              Officer and Principal Accounting
                                              Officer